Exhibit 10.14


                          SUPPLEMENTARY AGREEMENT NO.2
  TO AGREEMENT NO. 001 DATED APRIL 16, 2005 FOR THE PROVISION OF MARKETING AND
                              CONSULTING SERVICES.

Kurgan city                                                      August 16, 2005

     Limited liability company "ZAURALNEFTEGAZ", hereinafter referred to as the "Client", in the person of general director Oleg V. Zhuravlev, acting in compliance with the by-laws, on one side, and LLC "CONSULTING FIRM BUSINESS-STANDARD", hereinafter referred to as the "Consultant", in the person of general director I.S. Ryabokon, acting in compliance with the by-laws, on the other side, together referred to as the "parties", have entered this supplementary agreement to the agreement No. 001 dated April 16, 2005 for the provision of marketing and consulting services, as follows:

     1. According to the item 4.3 of the agreement No. 001, to add to the point 1.2 an additional field Orlovo-Pashkovski-2 located in the Petukhovski district of the Kurgan region.

     2. Point 2.4 should read as follows: " - project of license agreement terms and conditions for Yuzhno-Voskresensky, Lebyazhevsky; Zapadno-Petuhovsky and Orlovo-Pashkovski-2 fields, with the "per object" plan of executing geological exploration;

     3. Add point 3.3: The Consultant's services in relation to Orlovo-Pashkovski -2 field are subject to payment under the following time periods and conditions: a sum, equivalent to 100,000 (one hundred thousand) US dollars are paid as a down-payment within five (5) days after the signing of this agreement, and the outstanding amount is paid upon receiving of a notary certified copy of a letter from the Ministry of Natural Resources of the Russian Federation, confirming the Client's title to the Orlovo-Pashkovski -2 licenses

SIGNATURES OF THE PARTIES:

     The Client:                                 The Consultant:
LLC "Zauralneftegaz"                    LLC "Consulting firm "Business-Standard"
RF, Kurgan city, 27/X Lenina Street     RF, Moscow city, 17 Nastavnicheski per.
Tax payer ID XXXXXX, KPP XXXXXXXX       Building 1
Act No XXXXXX in CB "Rosbank" of        Tax payer ID XXXXX, KPP XXXXXX
Moscow                                  Act.No XXXXXXXXXXXXX in CB
INN XXXXXXX, XXXXXXXXXXXXX              "Rosbank" of Moscow
Cor.act.XXXXXXXXXXXXX in OPERY          XXXXXXXXXXXXX Cor.act.
Of Moscow GTU of Bank of Russia         XXXXXXXXXXXXX in OPERY
121560, Moscow, 17 Prishvina Str.       Of Moscow GTU of Bank of Russia
BIK 044525256                           121560, Moscow, 17 Prishvina Str.
                                        BIK 044525

/s/ Oleg V. Zhuravlev                    /s/ I.S. Ryabokon
-------------------------------         ----------------------------------
        (signature)                              (signature)

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